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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549



                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                              DECEMBER 18, 1997
                              (Date of Report)



                     MANUFACTURED HOME COMMUNITIES, INC.
           (Exact name of registrant as specified in its Charter)



                                   1-11718
                            (Commission File No.)


         MARYLAND                                         36-3857664
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
    incorporation or organization)


TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                60606
(Address of principal executive offices)                   (Zip Code)




                                 (312) 474-1122
              (Registrant's telephone number, including area code)



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ITEM 2.      ACQUISITION OF ASSETS

Manufactured Home Communities, Inc. and its subsidiaries (the "Company") have acquired thirty-nine manufactured home communities and two commercial properties during the period from January 1, 1997 through December 18, 1997. Twenty-one of the manufactured home communities and the two commercial properties were reported on Form 8-K dated August 29, 1997. The remaining eighteen manufactured home communities are discussed below. The combined purchase price for these eighteen manufactured home communities was approximately $160.3 million.

ARROWHEAD VILLAGE, LANTANA, FLORIDA

DESCRIPTION OF PROPERTY
Arrowhead Village is a 602-site senior community located in Palm Beach County, Florida. Amenities include: a clubhouse, two swimming pools, shuffleboard, billiards and a library. As of September 30, 1997, occupancy was 95%.

TERMS OF PURCHASE
The purchase price of Arrowhead Village was approximately $20.3 million. The Company purchased the property from Arrowhead Village, Inc., a Florida corporation. The acquisition was funded with a borrowing under the Company's line of credit.

THE ELLENBURG TRANSACTION

On December 18, 1997, the Company acquired the following seventeen manufactured home communities (the "Ellenburg Communities") from court appointed agents winding up the affairs of Ellenburg Capital Corporation. This is the initial closing in connection with MHC's previously announced agreement to acquire 38 communities from Ellenburg affiliated partnerships. The aggregate purchase price of the Ellenburg Communities was approximately $140 million. Approximately $58.8 million of the purchase price was in the form of cash funded from a borrowing under the Company's line of credit, and the Company also assumed debt of approximately $31.4 million and repaid existing debt in the amount of approximately $49.8 million.

BEAR CREEK VILLAGE, DENVER, COLORADO

DESCRIPTION OF PROPERTY
Bear Creek Village is a 127-site senior community located in Arapahoe County, Colorado. Amenities include: a clubhouse, swimming pool and laundry facilities. As of September 30, 1997, occupancy was 99%.

BROOK GARDENS, BUFFALO, NEW YORK

DESCRIPTION OF PROPERTY
Brook Gardens is a 426-site family community with no amenities located in Erie County, New York. As of September 30, 1997, occupancy was 99%.

CAREFREE MANOR, PHOENIX, ARIZONA

DESCRIPTION OF PROPERTY
Carefree Manor is a 127-site family community located in Maricopa County, Arizona. Amenities include: a clubhouse, swimming pool, jacuzzi, billiards, a playground and laundry facilities. As of September 30, 1997, occupancy was 98%.

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CARRIAGE COVE, DAYTONA BEACH, FLORIDA

DESCRIPTION OF PROPERTY
Carriage Cove is a 418-site senior community located in Volusia County, Florida. Amenities include: a clubhouse, swimming pool, jacuzzi, shuffleboard, putting green and laundry facilities. As of September 30, 1997, occupancy was 99%.

COLONY PARK, CERES, CALIFORNIA

DESCRIPTION OF PROPERTY
Colony Park is a 187-site senior community located in Modesto County, California. Amenities include: a clubhouse, swimming pool, jacuzzi, and laundry facilities. As of September 30, 1997, occupancy was 77%.

CREEKSIDE, WYOMING, MICHIGAN

DESCRIPTION OF PROPERTY
Creekside is a 165-site family community located in Kent County, Michigan. Amenities include a clubhouse with a kitchen, library and meeting room. As of September 30, 1997, occupancy was 98%.

DESERT SKIES, PHOENIX, ARIZONA

DESCRIPTION OF PROPERTY
Desert Skies is a 170-site senior community located in Maricopa County, Arizona. Amenities include: a clubhouse, swimming pool, jacuzzi, putting green, billiards and laundry facilities. As of September 30, 1997, occupancy was 97%.

EM JA HA, PHOENIX, ARIZONA

DESCRIPTION OF PROPERTY
Em Ja Ha is a 115-site senior community located in Maricopa County, Arizona. Amenities include: a clubhouse, swimming pool, shuffleboard, laundry facilities, horseshoes and billiards. As of September 30, 1997, occupancy was 100%.

FAIRVIEW MANOR, TUCSON, ARIZONA

DESCRIPTION OF PROPERTY
Fairview Manor is a 235-site senior community located in Pima County, Arizona. Amenities include: a clubhouse, swimming pool, jacuzzi, laundry facilities, shuffleboard, horseshoes, and billiards. As of September 30, 1997, occupancy was 99%.

FIVE SEASONS, CEDAR RAPIDS, IA

DESCRIPTION OF PROPERTY
Five Seasons is a 389-site family community located in Linn County, Iowa. Amenities include: a clubhouse, swimming pool and laundry facilities. As of September 30, 1997, occupancy was 91%.

HILLCREST, CLEARWATER, FLORIDA

DESCRIPTION OF PROPERTY
Hillcrest is a 279-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse, swimming pool, shuffleboard and laundry facilities. As of September 30, 1997, occupancy was 90%.

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HOLIDAY RANCH, CLEARWATER, FLORIDA

DESCRIPTION OF PROPERTY
Holiday Ranch is a 150-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse, swimming pool, shuffleboard and laundry facilities. As of September 30, 1997, occupancy was 89%.

INDIAN OAKS, ROCKLEDGE, FLORIDA

DESCRIPTION OF PROPERTY
Indian Oaks is a 211-site senior community with two lakes located in Brevard County near Vero Beach, Florida. Amenities include: a clubhouse, swimming pool, shuffleboard and laundry facilities. As of September 30, 1997, occupancy was 80%.

THE LANDINGS, PORT ORANGE, FLORIDA

DESCRIPTION OF PROPERTY
The Landings is a 436-site senior community located in Volusia County near Daytona Beach, Florida. Amenities include: a clubhouse, two swimming pools, jacuzzi, shuffleboard, library, and billiards. As of September 30, 1997, occupancy was 91%.

MESA REGAL, MESA, ARIZONA

DESCRIPTION OF PROPERTY
Mesa Regal is a 2,005-site senior recreational vehicle community located in Maricopa County, Arizona. Amenities include: seven buildings with a restaurant, barber shop, beauty shop, meeting rooms, workshops, two ballrooms and a library, four swimming pools, three jacuzzis, two laundry facilities, a golf cage, a softball field, horseshoes, bocci ball, three tennis courts, twenty-four shuffleboard courts, and three volleyball courts. Occupancy fluctuates based on seasonality.

PICKWICK VILLAGE, PORT ORANGE, FLORIDA

DESCRIPTION OF PROPERTY
Pickwick Village is a 432-site senior community located in Flagler County near Daytona Beach, Florida. Amenities include: a clubhouse, swimming pool, laundry facilities, shuffleboard, billiards and horseshoes. As of September 30, 1997, occupancy was 94%.

WINDMILL MANOR, BRANDENTON, FLORIDA

DESCRIPTION OF PROPERTY
Windmill Manor is a 292-site senior community located in Manatee County, Florida. Amenities include: a clubhouse, swimming pool, shuffleboard, and laundry facilities. As of September 30, 1997, occupancy was 98%.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        A. FINANCIAL STATEMENTS

        It is not possible to provide the combined audited income statement pursuant to Rule 3-14 of Regulation S-X for the fiscal year ended December 31, 1996 at the time of the filing of this report; such income statement will be filed as an amendment to this Form 8-K under cover of Form 8-K/A within sixty days of the due date of this report.

        B. PRO FORMA FINANCIAL INFORMATION

        It is not possible to provide the combined unaudited pro forma income statement at the time of the filing of this report; such pro forma information will be filed within sixty days of the due date of this report.

        C. EXHIBITS

        10.1 Manufactured Home Community Portfolio Purchase Agreement
        10.2 Supplemental Agreement

        No information is required under Items 1,3,4,5, and 6, and these items have therefore been omitted.


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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                  MANUFACTURED HOME COMMUNITIES, INC.


                                  BY:  /s/ Thomas P. Heneghan
                                      -------------------------
                                      Thomas P. Heneghan
                                      Executive Vice President, Treasurer and
                                       Chief Financial Officer

                                  BY:  /s/ Judy A. Pultorak
                                      ---------------------------------------
                                      Judy A. Pultorak
                                      Principal Accounting Officer




DATE:  December 30, 1997